UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

JAMMIN JAVA CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52161	264204714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4730 Tejon St., Denver, Colorado 80211

(Address of principal executive offices and Zip Code)

323-556-0746

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

All statements that are included in this Report and the exhibits hereto other than statements of historical fact, are forward-looking statements. Forward-looking statements involve known and unknown risks, assumptions, uncertainties, and other factors. Statements made in the future tense, and statements using words such as “may,” “can,” “could,” “should,” “predict,” “aim’” “potential,” “continue,” “opportunity,” “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident” “scheduled” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond our control. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. We caution you not to place undue reliance on the forward-looking statements, which speak only as of the date of this Report. We disclaim any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.

Item 2.02	Results of Operations and Financial Condition.

On May 27, 2016, Jammin Java Corp. (the “Company”) issued a press release, which included preliminary unaudited financial results of operations for the three months ended April 30, 2016 and various other matters.  A copy of the press release is furnished as Exhibit 99.1 hereto and the preliminary unaudited financial results of operations for the three months ended April 30, 2016 set forth in the press release are incorporated by reference in this Item 2.02 in their entirety.

The financial information included in the press release, including the preliminary anticipated results of operations are unaudited, remain subject to review by the Company’s independent auditors, and while such financial information represents the Company’s good faith estimates of its results of operations for the items presented therein, such results of operations as subsequently filed in the Company’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2016, may ultimately be materially different (either more or less favorable) than those presented in the press release. Readers should keep in mind that the anticipated results and other matters disclosed in the press release have not been reviewed or audited, are not final and are subject to adjustment prior to the filing of the Company’s Quarterly Report on Form 10-Q. The Company’s financial statements have historically been subject to numerous adjustments and changes between such time as they are preliminarily prepared (which preliminary information is provided in the press release for the quarter ended April 30, 2016) and the date of the final review or audit of such financial statements is finalized by the Company’s independent auditor and there is no reason to believe that the preliminary information provided in the press release will not similarly be subject to significant revisions or adjustments prior to the such period being reviewed, approved and released by our independent auditors. Readers are encouraged to read and review the Company’s Annual Report on Form 10-K for the year ended January 31, 2016 and the Company’s Quarterly Reports on Form 10-Q for the periods ended April 30, 2015, July 31, 2015 and October 31, 2015 (including, but not limited to the sections entitled “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Financial Statements and Supplementary Data”), as well as the Company’s upcoming Quarterly Report on Form 10-Q for the quarter ended April 30, 2016, once filed, for more information on the Company, risks affecting the Company, its results of operations and financial condition.

Item 7.01	Regulation FD Disclosure.

The discussion of the press release described in Item 2.02 above including the preliminary anticipated results of operations for the three months ended April 30, 2016 contained in the press release are incorporated in this Item 7.01 by reference.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 8.01	Other Events.

On or around May 31, 2016, the Company entered into a ‘Consent of Defendant Jammin Java Corp.’ (the “Consent”), in connection with the complaint filed on November 17, 2015, by the Securities and Exchange Commission (the “SEC”) against us in the United States District Court Central District of California Western Division (the “Court”) (Case 2:15-cv-08921), as previously disclosed by the Company (the “Complaint”). The Complaint also included as defendants, Shane G. Whittle (our former Chief Executive Officer and Director) and parties unrelated to us, Wayne S. P. Weaver, Michael K. Sun, Rene Berlinger, Stephen B. Wheatley, Kevin P. Miller, Mohammed A. Al-Barwani, Alexander J. Hunter, and Thomas E. Hunter (collectively, the “Defendants”). Pursuant to the Complaint, the SEC alleged that Mr. Whittle orchestrated a “pump and dump” scheme with certain other of the Defendants in connection with our common stock. The scheme allegedly involved utilizing our July 2009 reverse merger transaction to secretly gain control of millions of our shares, spreading the stock to offshore entities, and dumping the shares on the unsuspecting public after the stock price soared following fraudulent promotional campaigns undertaken by Mr. Whittle and certain other of the Defendants in or around 2011. The complaint also alleges that to boost our stock price and provide cash to the Company, Mr. Whittle and certain other of the Defendants orchestrated a sham financing arrangement designed to create the false appearance of legitimate third-party interest and investment in the Company through a non-existent entity, Straight Path Capital, pursuant to which we raised approximately $2.5 million through the sale of 6.25 million shares of common stock in 2011. The SEC also alleges that Mr. Whittle and others caused us to make public announcements which caused our stock price to rise, which helped facilitate the alleged frauds among other allegations spelled out more completely in the complaint. The SEC’s complaint charges us, Mr. Whittle, Mr. Weaver, Mr. Sun, Mr. Berlinger, Mr. Wheatley, Mr. Miller, and Mr. Al-Barwani with conducting an illegal offering in violation of Sections 5(a) and 5(c) of the Securities Act. The complaint further alleges that Mr. Whittle, Mr. Weaver, Mr. Sun, Mr. Berlinger, and the Hunters violated Section 10(b) of the Exchange Act and Rule 10b-5, and Mr. Whittle, Mr. Weaver, Mr. Sun, and Mr. Berlinger violated Section 13(d) of the Exchange Act and Rules 13d-1 and 13d-2 thereunder. Mr. Whittle is additionally charged with violating Section 16(a) of the Exchange Act and Rule 16a-3, and the Hunters are charged with violations of Sections 17(b) of the Securities Act, which prohibits fraudulent touting of stock. The SEC sought injunctions, disgorgement, prejudgment interest, and penalties as well as penny stock bars against all of the individual Defendants and an officer-and-director bar against Mr. Whittle in connection with the Complaint.

Pursuant to the Consent, without admitting or denying the allegations of the Complaint (except as specifically set forth in such Consent relating to 17 C.F.R. § 202.5(e) and except as to personal and subject matter jurisdiction, which we admitted), we consented to the entry of a final judgment (the “Final Judgment”), which, among other things:

(a)

permanently restrains and enjoins us from violating Section 5 of the Securities Act of 1933, as amended (“Securities Act”), by, directly or indirectly, in the absence of any applicable exemption:

(i)

unless a registration statement is in effect as to a security, making use of any means or instruments of transportation or communication in interstate commerce or of the mails to sell such security through the use or medium of any prospectus or otherwise;

(ii)

unless a registration statement is in effect as to a security, carrying or causing to be carried through the mails or in interstate commerce, by any means or instruments of transportation, any such security for the purpose of sale or for delivery after sale; or

(iii)

making use of any means or instruments of transportation or communication in interstate commerce or of the mails to offer to sell or offer to buy through the use or medium of any prospectus or otherwise any security, unless a registration statement has been filed with the SEC as to such security, or while the registration statement is the subject of a refusal order or stop order or (prior to the effective date of the registration statement) any public proceeding or examination under Section 8 of the Securities Act; and

(b)

orders us to pay disgorgement in the amount of $605,330.73, plus prejudgment interest thereon in the amount of $94,669.27, totaling an aggregate of $700,000, of which (1) $200,000 is due within 14 days of the entry of the Final Judgment, which funds are currently held in an attorney’s trust account for payment; and (2) $500,000 is due within 90 days of the entry of the Final Judgment.

The Final Judgment was approved by the SEC on or around May 31, 2016 and is awaiting a file stamped copy of the Final Judgement from the court, which is anticipated within the next few days.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1**	Press Release, dated May 27, 2016

**Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jammin Java Corp.

Date: June 3, 2016	By:	/s/ Anh Tran
Anh Tran
President

EXHIBIT INDEX

Exhibit No.	Description

99.1**	Press Release, dated May 27, 2016

**Furnished herewith.